                            POWER OF ATTORNEY

          Know all by these  presents,  that the  undersigned  hereby constitutes and appoints each of John A. Kite and Daniel R. Sink, signing singly, the undersigned's true and lawful attorney-in-fact to:

         (1)      execute  for and on  behalf of the  undersigned,  in the
                  undersigned's  capacity  as an  officer and/or trustee of
                  Kite Realty Group Trust (the  "Company"),  Forms 3, 4, and 5
                  in accordance with Section 16(a) of the Securities Exchange
                  Act of 1934 and the rules thereunder;

         (2)      do and perform any and all acts for and on behalf of the
                  undersigned  which may be  necessary or desirable  to
                  complete  and  execute any such Form 3, 4, or 5 and timely file such form with the United States  Securities and
                  Exchange  Commission  and any stock exchange or similar
                  authority; and

         (3)      take any other action of any type  whatsoever in  connection with the  foregoing  which,  in the opinion of such
                  attorney-in-fact,  may be of  benefit  to, in the best
                  interest  of, or legally required  by,  the  undersigned,
                  it  being  understood  that  the  documents  executed  by
                  such attorney-in-fact  on behalf of the  undersigned
                  pursuant to this Power of  Attorney  shall be in such form and shall  contain such terms and  conditions as such
                  attorney-in-fact  may approve in such attorney-in-fact's
                  discretion.

         The  undersigned  hereby  grants to each  attorney-in-fact  full power and authority to do and perform any and  every act and thing  whatsoever requisite,  necessary,  or  proper to be done in the  exercise  of any of the rights and powers  herein  granted,  as fully to all intents and purposes as the  undersigned  might or could do if personally  present,  with full power of substitution or revocation,  hereby ratifying and confirming all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned  acknowledges  that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with Section 16 of the Securities
Exchange Act of 1934.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the  undersigned's  holdings of and transactions in securities  issued by the  Company,  unless  earlier  revoked  by  the  undersigned  in a  signed writing  delivered  to  the  foregoing attorneys-in-fact.

         IN WITNESS  WHEREOF,  the undersigned has caused this Power of
Attorney to be executed as of this 10th day of August, 2004.
/s/ Richard A. Cosier
Richard A. Cosier
Trustee